                                                                    Exhibit 10.3

                                AMENDMENT NO. 2.

                                       TO

                                LICENSE AGREEMENT

         This Amendment No. 2 to License Agreement (this "Amendment No. 2") is entered into as of December 20, 2001, by and between Majesco Sales, Inc.
("Licensee"), with offices at 160 Raritan Center Parkway, Edison, New Jersey
08837, and Activision Publishing, Inc. ("Activision"), a Delaware corporation, with offices at 3100 Ocean Park Boulevard, Santa Monica, California 90405.

         A.   Activision and Licensee entered into that certain License
              Agreement dated as of June 30, 2000 relating to the license by
              Activision to Licensee of rights to convert Activision's
              entertainment software product entitled Soldier of Fortune for use on the Sony PlayStation 2 video game console (the "SOF
              Agreement"), that License Agreement dated as of September 29, 2000 relating to the licenses by Activision to Licensee of rights to convert Activision's entertainment software product entitled Star
              Trek Voyager, Elite Force for use on the Sony PlayStation 2 video game console (the "Elite Force Agreement"), and that License
              Agreement dated as of October 1, 2000 relating to the license by
              Activision to Licensee of rights to convert Activision's
              entertainment software product entitled Pitfall; The Mayan
              Adventure for use on the Nintendo Game Boy Advance handheld video game system (the "Pitfall Agreement") (the SOF Agreement, the
              Elite Force Agreement and the Pitfall Agreement are collectively referred to herein as the "Agreements"), and, with respect to all of the Agreements, the right to develop, manufacture, advertise, promote, distribute and sell such converted entertainment software products throughout the world.

         B.   The Agreements prohibit Licensee from sublicensing to a third party the rights granted to Licensee by Activision.

         C.   The parties entered into Amendment No. 1 to License Agreement dated as of June 28, 2001 ("Amendment No. 1"), which amended each of the Agreements and pursuant to which Activision granted
              Licensee the right to sublicense the rights granted to Licensee by
              Activision under (1) the SOF Agreement and the Elite Force
              Agreement to EON (as defined in Amendment No. 1), and (2) the
              Pitfall Agreement to THQ (as defined in Amendment No. 1).

         D.   The parties now desire to further amend the SOF Agreement and the
              Elite Force Agreement to replace EON as a permitted sublicensee with another third party, subject to the terms and conditions of this Amendment No. 2.

         The parties hereby amend the SOF Agreement and the Elite Force
Agreement as follows:

1.       Right to Sublicense/Replace EON With Codemasters. Notwithstanding
         Section 1.2(a) of the SOF Agreement and the elite Force Agreement,
         Activision hereby grants to Licensee the right to sublicense the rights granted to Licensee by Activision under the SOF

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         Agreement and the Elite Force Agreement to The Codemasters Software
         Company ("Codemasters"), whose principal place of business is at Lower
         Farm House, Stoneythorpe, Southam, Warwichshire, CV47-2DL United
         Kingdom. The parties acknowledge and agree that Codemasters shall replace EON as a permitted sublicensee under the SOF Agreement end the
         Elite Force Agreement and that EON shall no longer be a permitted sublicensee under either of such Agreements. For the avoidance of doubt, Licensee shall not be permitted to sublicense its rights under the SOF Agreement and the Elite Force Agreement to any party other than
         Codemasters without Activision's and its licensors' prior written approval. The parties agree that, in the event that either Licensee fails to reach an agreement with Codemasters with respect to the sublicense of the rights under the SOF Agreement and the Elite Force
         Agreement or Codemasters ceases to distribute units of the Product pursuant to such sublicense rights, Activision's approval of a new sublicensee to replace Codemasters shall not be unreasonably withheld
         (for the avoidance of doubt, the parties acknowledge and agree that (a)
         Activision's disapproval of a sublicense to a direct competitor of
         Activision shall not be deemed to be unreasonable and (b) the approval of Activision's licensors may be withheld in each of such licensors sole discretion) and in no event shall any Advance in excess of that set forth in Section 3 below be required. Nothing in this Amendment No.
         2 or the Agreement shall prevent Codemasters or any other permitted sublicensee of Majesco from utilizing Independent distributors or sales agents in the distribution of the units of the Product, provided that such Independent distributors and sales agents are not engaged in the business of publishing entertainment software products and their sole purpose is to facilitate distribution of units to retail outlets.

2.       Territory for Codemasters. Licensee shall be permitted to sublicense its rights under the SOF Agreement and the Elite Force Agreement to
         Codemasters only with respect to the countries and/or territories specifically set forth in Exhibit A2 attached hereto. Licensee shall not be permitted to sublicense such rights under the SOF Agreement or the Elite Force Agreement with respect to North America or any other part of the Territory without Activision's prior written approval.

3.       Additional Advance. Pursuant to Amendment No. 1 Licensee agreed to pay
         Activision an additional nonrefundable, recoupable Advance in the total amount of (****) in consideration of the sublicense rights granted to
         Licensee by Activision with respect to EON and the SOF Agreement and the Elite Force Agreement (i.e., (****) per each Agreement). In consideration of the further rights granted to Licensee pursuant to this Amendment No. 2 with respect to Codemasters and the SOF Agreement and the Elite Force Agreement, Licensee agrees to pay Activision an additional non-refundable Advance in the amount of (****), in addition to the (****) payable under Amendment No. 1, bringing the total additional non-refundable, recoupable Advance due and payable by
         Licensee with respect to the sublicense of rights under the SOF
         Agreement and the Elite Force Agreement to (****). The parties acknowledge and agree that Licensee has already made a payment to
         Activision in the amount of (****) pursuant to Amendment No. 1, thus leaving a total balance due of (****). Licensee agrees to pay
         Activision such remaining balance due of (****) via wire transfer within one (1) business day of execution of this Amendment No 2. The parties further acknowledge and agree that the (****) total additional, non-refundable, recoupable Advance due and payable by Licensee shall be

                                        5

         recoupable only from the Royalties due and payable by Licensee to
         Activision pursuant to Section 4 of this Amendment No. 2 pertaining to sales or licenses of units of the Product by Codemasters, and shall expressly not be recoupable on a cross-collateralized basis with respect to any other Royalties due end payable by Licensee to
         Activision under the SOF Agreement and the Elite Force Agreement.

4.       Royalties Due From Sales by Codemasters. Notwithstanding the Royalty
         percentages set forth in Schedule D of the SOF Agreement and the Elite
         Force Agreement or Section 3 of Amendment No. 1, Licensee shall pay
         Activision Royalties equal to (****) of any and all sums invoiced by or otherwise due and payable to Licensee (including any advance or guarantee payments and royalties), regardless of the actual time of receipt or collection by Licensee, with respect to the rights granted to Codemasters pursuant to this Amendment No. 2 and from sales or licenses of units of the Product by Codemasters pursuant to the sublicense rights granted under this Amendment No 2; provided, however, that in no event shall Royalties payable to Activision for sales and licenses of units of the Product be less than (****) per unit. No
         Royalties shall be due and payable to Activision until such time as
         Licensee has fully recouped the (****) additional Advance set forth in
         Section 3 above.

5.       General Conditions. Capitalized terms used in this Amendment No. 2 and not otherwise defined herein shall have the meanings respectively ascribed to such terms under the SOF Agreement, the Elite Force
         Agreement and Amendment No. 1. Unless otherwise stated herein, the parties agree that all of the terms and conditions contained in the SOF
         Agreement, the Elite Force Agreement and Amendment No. 1 (expressly including those terms amending the Pitfall Agreement) shall remain in full force and effect and shall be equally applicable to this Amendment
         No. 2 (including, without limitation, Activision's (and its licensors'), and Sony's approval rights with respect to the Product, and any version or localization thereof created and developed by
         Codemasters, as set forth in Sections 2.5 and 2.6 of the SOF Agreement and Sections 2.5 and 2.7 of the Elite Force Agreement.

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(*)  Confidential portion omitted and filed separately with the Securities
     Exchange Commission.

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                                   EXHIBIT A2

                            TERRITORY FOR CODEMASTERS

 Andorra                   Ireland                    Qatar
 Armenia                   Israel                     Romania
 Australia                 Italy                      Russian Federation
 Austria                   Jordan                     San Marino
 Azerbaijan                Kazakhstan                 Saudi Arabia
 Bahrain                   Kenya                      Serbia
 Belarus                   Kuwait                     Slovakia
 Belgium                   Latvia                     Slovenia
 Bosnia Herzegovina        Lebanon                    Somalia
 Botswana                  Liechtenstein              South Africa and Namibia
 Bulgaria                  Lithuania                  Spain
 Croatia                   Luxembourg                 Sweden
 Cyprus                    Macedonia                  Swaziland
 Czech Republic            Madagascar                 Switzerland
 Denmark                   Malta                      Tanzania
 Djibouti                  Mauritius                  Tunisia
 Egypt                     Moldavia                   Turkey
 Estonia                   Monaco                     Turkmenistan
 Ethiopia                  Morocco                    Ukraine
 Finland                   Mozambique                 United Arab Emirates
 France                    Netherlands                United Kingdom
 Georgia                   New Zealand                Uzbekistan
 Germany                   Nigeria                    Vatican
 Gibraltar                 Norway                     Yemen
 Greece                    Oman                       Zambia
 Hungary                   Poland                     Zimbabwe
 Iceland                   Portugal

                                       7

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date specified below.

ACTIVISION:                                  LICENSEE:

ACTIVISION PUBLISHING, INC.                  MAJESCO SALES, INC.

By:                                          By:
   -------------------------------              -------------------------------

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